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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   ------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 22, 1998


                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



       DELAWARE                          1-9566                  95-4087449
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(State of Incorporation)          (Commission File No.)        (IRS Employer
                                                             Identification No.)


401 WILSHIRE BOULEVARD, SANTA MONICA, CALIFORNIA,               90401-1490
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code             (310)319-6000



Total number of pages is 2.
Index to Exhibit is on Page 3.




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ITEM 5.  OTHER EVENTS.

On October 22, 1998, the registrant, FirstFed Financial Corp., issued a press release. A copy of the relevant portion of this press release is attached and incorporated herein as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a)       Financial Statements of businesses acquired.

                  Not applicable.

         b)       Pro forma financial information.

                  Not applicable.

         c)       Exhibits

                  99.     Page one of Press Release dated October 22,1998.





                               S I G N A T U R E S

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               FIRSTFED FINANCIAL CORP.




Dated:  October 22, 1998               By:     BABETTE E. HEIMBUCH
                                               Babette E. Heimbuch
                                               President and
                                               Chief Executive Officer



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                                INDEX TO EXHIBITS

ITEM                                                                       PAGE
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99       Page one of Press Release dated October 22, 1998.                   4